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                                                                   EXHIBIT 10.11

                                ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made this 24th day of May, 2001 by and between FIBR-PLAST CORPORATION, an Oklahoma corporation ("Fibr-Plast") and Community Bank & Trust, an Oklahoma Company, an Oklahoma banking corporation (the "Escrow Agent").

                             RECITALS OF FIBR-PLAST

      A. Fibr-Plast has offered and sold an aggregate of 4,292,946 shares of its common stock, par value $.00002 per share, to those persons (the "Rescission Offerees") and in such amounts as are set forth in Exhibit A hereto.

      B. Fibr-Plast intends to make a public offering of its common stock pursuant to a registration statement on Form SB-2, as amended, File No. 333-89873, filed with the Securities and Exchange Commission (the "Initial Registration Statement").

      C. Subsequent to the sale of not less than 1,000,000 shares of its common stock pursuant to the Initial Registration statement, Fibr-Plast will make a rescission offer to the Rescission Offerees (the "Rescission Offer") who paid an aggregate of $1,073,236.50 for their respective Rescission Shares.

      D. Exhibit A further sets forth the estimated interest which will be paid to the respective Rescission Offerees who accept the Rescission Offer. The total of the purchase price paid by each respective Rescission Offeree and the estimated interest payable thereto is also set forth in Exhibit A and is hereinafter referred to as the "Rescission Price"

      E. Shortly after the effective date of the Initial Registration Statement, Fibr-Plast will file a separate registration statement with the Securities and Exchange Commission under the Securities Act of 1933 solely for the purpose of effecting the Rescission Offer (the "Rescission Registration Statement").

      F. Subject only to any limitations or restrictions imposed by state securities laws, rules or regulations (the "State Provisions"), upon the effective date of the Rescission Registration Statement, Fibr-Plast will begin the Rescission Offer

                                    AGREEMENT

The parties agree as follows:

1. Upon the receipt by Fibr-Plast of proceeds from the sale of not less than 1,000,000 shares of its common stock pursuant to the Initial Registration Statement, Fibr-Plast shall promptly deposit with the Escrow Agent the aggregate of the Rescission Price with respect to all of the Rescission Offerees (the "Rescission Funds").

2. Upon written notice by Fibr-Plast to the Escrow Agent to the effect that the Rescission Registration Statement has been declared effective by the Securities and Exchange Commission, the Rescission Offer, subject to any State Provisions, has been made; and the


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   identity of each Rescission Offeree who has duly accepted the Rescission
   Offer and the amount payable thereto, the Escrow Agent shall pay each such Rescission Offeree such amount. Notwithstanding the foregoing, the Escrow Agent shall not pay an amount to any Rescission Offeree in excess of the Rescission Price with respect to such Rescission Offeree as set forth in Exhibit A. Any amounts paid by the Escrow Agent to Rescission Offerees pursuant hereto shall be in the form of checks payable to the order of the respective Rescission Offerees mailed or otherwise delivered to them by the Escrow Agent.

3. Upon written notice by Fibr-Plast to the Escrow Agent to the effect that the Rescission Registration Statement has been declared effective by the Securities and Exchange Commission, the Rescission Offer, subject to any State Provisions, has been made; and the identity of those Rescission Offerees who have duly rejected or failed to accept the Rescission Offer, the amounts of the respective Rescission Price with respect to each such Rescission Offeree shall be paid by the Escrow Agent to Fibr-Plast.

4. The Escrow Agent is acting as a stakeholder hereunder. If any dispute arises as to whether the Escrow Agent shall deliver the Rescission Funds to Fibr-Plast or any other party, the Escrow Agent shall not be required to make any delivery, but in such event the Escrow Agent may hold the Rescission Funds in dispute until receipt by the Escrow Agent of instructions from all such parties to the dispute directing the disposition of the Funds or in the absence of such instructions, the Escrow Agent may hold such Rescission Funds until receipt of an arbitral decision or a judgment of a court of competent jurisdiction providing for the delivery thereof..

5. The Escrow Agent shall be entitled to rely upon, and shall be fully protected from all liability, loss, cost, damage or expense in acting or omitting to act pursuant to, any instruction, order, judgment, certification, affidavit, demand, notice, opinion, instrument or other writing delivered to it hereunder without being required to determine the authenticity of such document, the correctness of any fact stated therein, the propriety of the service thereof or the capacity, identity or authority of any party purporting to sign or deliver such document.

6. The duties of the Escrow Agent are only as herein specifically provided, and are purely ministerial in nature. The Escrow Agent shall neither be responsible for, or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, or document in connection herewith and shall be required to act only as provided in this Agreement.

7. This Agreement sets forth all the obligations of the Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder and no additional obligations of the Escrow Agent shall be implied from the terms of this Agreement or any other agreement.

8. The Escrow Agent shall incur no liability in connection with the discharge of its obligations under this Agreement or otherwise in connection therewith, except such liability as may arise from the bad wilful misconduct or gross negligence of the Escrow Agent or the reckless disregard of its duties hereunder.

9. The Escrow Agent may consult with counsel of its choice and shall not be liable for any action


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     taken or omitted to be taken by the Escrow Agent in accordance with the advise of such counsel.

10. The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by the Escrow Agent.

11. The Escrow Agent at its sole discretion may interplead monies or funds into a court of competent jurisdiction for a determination of any dispute which arises or may arise. The Escrow Agent will be allowed its attorney's fees and costs from such monies being interplead in determining the resolution in the court action.

12. Fibr-Plast agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage, cost or expense (including, without limitation, attorneys' fees and costs) that the Escrow Agent may suffer or incur in connection with the performance of its obligations under this Agreement, except to the extent such loss, liability, damage or expense arises from the wilful misconduct or gross negligence of the Escrow Agent or the reckless disregard of its duties hereunder.

13. The Escrow Agent and any successor escrow agent may at any time resign as such by delivering the Rescission Funds to a successor escrow agent designated by Fibr-Plast in writing. Upon such resignation and delivery, the Escrow Agent shall be discharged of, and from, any and all further obligations arising in connection with the escrow contemplated by this Escrow Agreement.

14. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, shall give to anyone, other than the parties hereto and their respective permitted successors and assigns, any benefit, or any legal or equitable right, remedy or claim, under or in respect of this Agreement or the escrow contemplated hereby.

15. All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed given when actually received addressed to each of the parties as follows or as such address as either party may give to the other pursuant to such a notice:

              If to Fibr-Plast:

                  3225 S. Norwood
                  Suite 100
                  Tulsa, OK 74135


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     If to the Escrow Agent:

                  Community Bank & Trust Company
                  9004 East 61st Street
                  Tulsa, Oklahoma 74133

16. This Agreement shall be construed and enforced in accordance with the laws of the State of Oklahoma. Each of the parties hereto agrees to submit to personal jurisdiction and to waive any objection as to venue in the State of Oklahoma.

17. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

18. The rights of the Escrow Agent contained in this Agreement, including without limitation the right to indemnification, shall survive the resignation of the Escrow Agent and the termination of the escrow contemplated hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

FIBR-PLAST CORPORATION


By: /s/ Joseph Francella
Executive Vice-President


COMMUNITY BANK & TRUST COMPANY


By: /s/ Sandy Bjornson
East Bank President


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                       FIRST AMENDMENT TO ESCROW AGREEMENT


         THIS FIRST AMENDMENT TO AGREEMENT (the "Amendment") relates to a certain Escrow Agreement dated May 24, 2001 (the "Escrow Agreement") by and between FIBR-PLAST CORPORATION, an Oklahoma corporation ("Fibr-Plast") and COMMUNITY BANK & TRUST, AN OKLAHOMA COMPANY, an Oklahoma banking corporation (the "Escrow Agent").


1. The Escrow Agreement is hereby amended to provide that Exhibit A shall be delivered by Fibr-Plast to the Escrow Agent not later than one business day prior to the date that the Rescission Registration Statement, as that term is defined in the Escrow Agreement, is declared effective by the Securities and Exchange Commission.

2. Other than as expressly set forth herein, the Escrow Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first written above.

FIBR-PLAST CORPORATION


By: /s/ Joseph Francella
Executive Vice-President

COMMUNITY BANK & TRUST COMPANY


By: /s/ Sandy Bjornson
East Bank President


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